UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 10, 2009

Hardinge Inc.

(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, NY 14902
(Address of principal executive offices) (Zip Code)

(607) 734-2281
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 10, 2009 Hardinge Inc. issued a press release announcing a new strategic alliance with three premier distributors: Gosiger, Inc., Hartwig, Inc., and Morris Group, Inc. These three groups will have exclusive sales and support responsibilities for Hardinge products in virtually all of the United States. Over a transition period of the next few months these organizations will replace current Hardinge distributors and direct sales and service support groups.

A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

The following Exhibit is filed herewith:

Exhibit No.	Description

99	Press release issued by registrant on December 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARDINGE INC.
Registrant

Date: December 15, 2009	By:	/s/ EDWARD J. GAIO
Edward J. Gaio
Chief Financial Officer
(Principal Financial Officer)